UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 29, 2021

JELD-WEN HOLDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38000	93-1273278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2645 Silver Crescent Drive
Charlotte, North Carolina 28273
(Address of principal executive offices) (Zip code)
Registrant's telephone number, including area code: (704) 378-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.01 per share)	JELD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders.
JELD-WEN Holding, Inc. (the "Company") held its 2021 Annual Meeting of Stockholders (the "Annual Meeting") on April 29, 2021. The record date for stockholders entitled to notice of, and to vote at, the Annual Meeting was March 1, 2021. At the close of business on that date, the Company had 101,086,491 shares of common stock outstanding and entitled to be voted at the Annual Meeting. At the Annual Meeting, stockholders voted on the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 18, 2021. The final voting results for the matters submitted to a vote of stockholders were as follows:
Proposal No. 1 – Election of Nine Directors
At the Annual Meeting, the Company’s stockholders elected the persons listed below for a one-year term expiring at the Company’s 2022 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified, or their earlier death, resignation or removal:

Directors	Votes Cast For	Votes Withheld	Broker Non-Votes
Tracey I. Joubert	90,443,184	500,264	1,215,914
Cynthia Marshall	90,660,035	283,413	1,215,914
Gary S. Michel	90,649,160	294,288	1,215,914
Anthony Munk	84,926,131	6,017,317	1,215,914
David G. Nord	90,424,779	518,669	1,215,914
Suzanne L. Stefany	89,096,140	1,847,308	1,215,914
Bruce M. Taten	89,925,344	1,018,104	1,215,914
Roderick C. Wendt	90,585,462	357,986	1,215,914
Steven E. Wynne	90,638,224	305,224	1,215,914
Proposal No. 2 – Non-Binding Advisory Vote on Executive Compensation
The Company’s stockholders approved the non-binding, advisory vote on the compensation paid to our named executive officers.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
89,628,999	1,287,552	26,897	1,215,914
Proposal No. 3 – Ratification of Independent Auditor
The Company’s stockholders ratified the appointment of PricewaterhouseCoopers, LLP as the Company’s independent auditor for fiscal 2021.

Votes Cast For	Votes Cast Against	Abstentions
91,708,218	445,798	5,346
There were no other items of business raised during the meeting and the meeting was duly adjourned.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2021		JELD-WEN HOLDING, INC.

	By:	/s/ Roya Behnia
Roya Behnia
Executive Vice President, General Counsel and Chief Compliance Officer